UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2016

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Executive Vice President - Products
Richard F. Burt, Jr. has tendered his resignation as the Executive Vice President of Products of Erie Indemnity Company (the “Registrant”), effective February 22, 2016. There was no disagreement or dispute between Mr. Burt and the Registrant which led to his resignation.
(e) Agreement with Executive Vice President - Products
On February 16, 2016, the Registrant entered into an Agreement with Richard F. Burt, Jr. its Executive Vice President - Products (the “Agreement”). The Agreement provides for Mr. Burt’s resignation, effective February 22, 2016. In consideration of the execution and performance of the Agreement by Mr. Burt, he will be entitled to receive (i) a lump-sum payment of $335,713, (ii) any award earned upon satisfaction of the Registrant’s performance goals under the 2015 Annual Incentive Plan (“AIP”), (iii) his target award based on individual performance goals under the 2015 AIP, and (iv) any award earned upon satisfaction of the Registrant’s performance goals for the 2013-2015 performance period under the Long Term Incentive Plan (“LTIP”) of the Registrant. In accordance with the terms of both the AIP and LTIP, the payment of such awards: (A) are subject to the exercise of discretion by the Registrant’s Executive Compensation and Development Committee to reduce or eliminate awards that would otherwise have been earned by executive vice presidents as a class under the 2015 AIP or the LTIP for the 2013-2015 performance period; and (B) will be made at the time awards for the performance period are paid to other participants of each respective plan. In addition, he will be eligible for payment for any unused vacation time; his accrued benefits under the Employee Savings Plan and certain other employee benefits as provided for in accordance with each plan’s documents and the Registrant’s policies.
The Agreement further provides for a release by Mr. Burt of any claims he might have against the Registrant and its officers, directors and related persons; customary confidentiality provisions; as well as an agreement by Mr. Burt to cooperate with the Registrant if his assistance is needed during the one-year period following his resignation in connection with matters that arose while he was employed by the Registrant.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:
Exhibit 10.1 Agreement between Erie Indemnity Company and Richard F. Burt, Jr. dated February 16, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

February 19, 2016	By:	/s/ Sean J. McLaughlin

Name: Sean J. McLaughlin
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Agreement between Erie Indemnity Company and Richard F. Burt, Jr. dated February 16, 2016